BUSINESS ACQUISITIONS	12 Months Ended
Dec. 31, 2012
BUSINESS ACQUISITIONS

6. BUSINESS ACQUISITIONS

Acquisitions in the year ended December 31, 2012

[i]	BDW Technology Group

In January 2012, the Company acquired BDW technologies group, a structural casting supplier of aluminium components, which has operations in Germany, Poland and Hungary. The acquired business has sales primarily to Volkswagen, Audi, Porsche, Mercedes-Benz, Ferrari and ZF.

[ii]	Interior Systems

As more fully described in note 3, during the third quarter of 2011 the Company sold an interior systems operation [the “Business”] located in Germany. Subsequent to disposal, the Business continued to incur significant financial losses. By the end of the first quarter of 2012, the Business was experiencing severe liquidity issues. Although the Company had no legal obligation to do so, in light of customer relationship issues and other relevant considerations, on June 4, 2012, the Company re-acquired the Business. This acquisition resulted in acquired cash of $19 million [net of $1 million cash paid].

As part of the acquisition, the Company was able to obtain some pricing concessions from a majority of the Business’ customers. However, the Business is still expected to incur significant losses over the next three years.

[iii]	Magna E-Car Systems LP

As more fully described in note 3, on August 31, 2012 the Company acquired the controlling 27% interest in the E-Car partnership for cash consideration of $56 million [net of $19 million cash acquired]. The incremental investment in E-Car was accounted for under the business acquisition method of accounting as a step acquisition which requires that all assets acquired and liabilities of E-Car be measured at fair value.

The preliminary purchase equation allocated $210 million to intangible assets which are primarily technology based intangibles. Given the continuing uncertainties regarding the timing and magnitude of a viable electric vehicle industry, competing electric vehicle technologies, significantly larger competitors, and other factors, the Company has determined that the intangible assets should be amortized on a straight-line basis over the period ending December 31, 2013.

[iv]	STT Technologies Inc.

As more fully described in note 3, on October 26, 2012 the Company acquired the remaining 50% interest in STT for cash considerations of $42 million [net of $13 million cash acquired]. The incremental investment in STT required that all assets acquired and liabilities of STT be measured at fair value. This transaction also resulted in $58 million of goodwill recorded.

[v]	ixetic Verwaltungs GmbH

In December 2012, the Company acquired ixetic Verwaltungs GmbH [“ixetic”], a manufacturer of automotive vacuum, engine and transmission pumps, which has operations in Germany, Bulgaria and China as well as representation in Brazil, India, Japan and the United States. The purchase price was $395 million [net of $64 million cash acquired] resulting in $169 million of goodwill. The acquired business has sales primarily to BMW, Daimler, Volkswagen, Schaeffler, ZF, Ford, Chrysler, Renault-Nissan and Toyota.

The preliminary purchase equations for these acquisitions are as follows:

	BDW	E-Car	STT	ixetic	Other	Total

Cash	$11	$19	$13	$64	$20	$127
Non-cash working capital	(122)	(48)	9	54	(22)	(129)
Investments	—	—	—	3	—	3
Fixed assets	188	87	30	186	10	501
Goodwill, net	32	16	58	169	14	289
Other assets	17	9	—	68	—	94
Purchase intangibles	—	210	5	—	—	215
Long-term employee benefit liabilities	—	(2)	—	(45)	(2)	(49)
Long-term debt	(24)	—	—	(1)	—	(25)
Other long-term liabilities	(35)	—	—	—	—	(35)
Deferred tax liabilities	(23)	—	(5)	(39)	(1)	(68)
Non-controlling interests	—	(11)	—	—	—	(11)

Fair value of net assets	44	280	110	459	19	912
Less: Carrying value of Magna’s equity accounted investment	—	(52)	(20)	—	—	(72)
Gain on re-measurement	—	(153)	(35)	—	—	(188)

Consideration paid	44	75	55	459	19	652
Less: Cash acquired	(11)	(19)	(13)	(64)	(20)	(127)

Net cash outflow	$33	$56	$42	$395	$(1)	$525

The purchase price allocations for these acquisitions are preliminary and adjustments to the allocations may occur as a result of obtaining more information regarding asset valuations.

Acquisitions in the year ended December 31, 2011

In December 2011, the Company acquired ThyssenKrupp Automotive Systems Industrial do Brasil Ltda, which consists of four manufacturing facilities in Brazil that assemble chassis structural components and modules. The acquired business has sales to Ford, Fiat, Renault-Nissan, Honda and PSA.

In August 2011, the Company acquired Grenville Castings Ltd., a structural casting supplier of aluminum components located in Canada. The acquired business has sales primarily to Ford and General Motors.

In June 2011, the Company acquired Continental Plastics Co., a supplier of interior products, mainly door panel and seat back assemblies. The acquired business is located in the United States with sales primarily to General Motors.

In May 2011, the Company acquired a 51% interest in Wuhu Youth Tongyang Auto Plastic Parts Co., Ltd., a supplier of exterior products, mainly front and rear bumpers. The acquired business is located in China with sales primarily to Chery Automobile Co. Ltd.

In January 2011, the Company acquired Automobiltechnik Dürbheim, a manufacturer of tapping plates which assist in the fastening of bolts. The acquired business is located in Germany and has sales to various OEMs.

The total consideration for these acquisitions was $157 million, consisting of $120 million paid in cash [net of cash acquired] and $37 million of assumed debt.

The net effect of the acquisitions on the Company’s 2011 consolidated balance sheet were increases in non-cash working capital of $35 million, fixed assets of $95 million, goodwill of $29 million, deferred tax assets of $6 million, other long-term liabilities of $28 million, and non-controlling interest of $7 million.

The impact of finalizing the 2011 acquisitions in 2012 was insignificant to the 2012 consolidated financial statements.

Acquisitions in the year ended December 31, 2010

In December 2010, Magna completed the following acquisitions:

[a]	Resil Minas, a supplier of seat frames and stampings. The acquired business is primarily located in Brazil with sales to various customers, including Fiat, Ford, General Motors, Volkswagen, IVECO and PSA.

[b]	Pabsa S.A., a supplier of complete seats, foam products, trim covers and seat structures. The acquired business has three production facilities in Argentina.

[c]	Erhard & Söhne GmbH, a manufacturer of fuel tanks for commercial vehicles and other specialty tanks. The acquired business is located in Germany and has sales to various customers including MAN, Daimler and Scania.

The total consideration for these acquisitions and certain other acquisitions was $120 million, consisting of $106 million paid in cash [net of cash acquired] and $14 million of assumed debt.

The net effect of the acquisitions on the Company’s 2010 consolidated balance sheet was a decrease in non-cash working capital of $45 million, increases in fixed assets of $69 million, goodwill of $68 million, deferred tax assets of $4 million, other assets of $40 million, other long-term liabilities of $5 million, deferred tax liabilities of $8 million, and non-controlling interest of $3 million. The impact of finalizing the 2010 acquisitions in 2011 was insignificant to the 2011 consolidated financial statements.

Pro forma impact [unaudited]

If the acquisitions completed during 2012 and 2011 occurred on January 1, 2011, the Company’s pro forma consolidated sales for the year ended December 31, 2012 would have been $31.5 billion [2011 – $30.0 billion] and the unaudited pro forma consolidated net income would have been $1.4 billion [2011 – $0.9 billion].